OPPENHEIMER ETF TRUST

OPPENHEIMER LARGE CAP REVENUE ETF
OPPENHEIMER MID CAP REVENUE ETF
OPPENHEIMER SMALL CAP REVENUE ETF
OPPENHEIMER FINANCIALS SECTOR REVENUE ETF
OPPENHEIMER ULTRA DIVIDEND REVENUE ETF
OPPENHEIMER INTERNATIONAL REVENUE ETF
OPPENHEIMER EMERGING MARKETS REVENUE ETF
OPPENHEIMER GLOBAL REVENUE ETF
OPPENHEIMER ESG REVENUE ETF
OPPENHEIMER GLOBAL ESG REVENUE ETF

Supplement dated June 4, 2018 to the
Prospectus and Statement of Additional Information
each dated October 27, 2017

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above referenced funds (each a “Fund”), each a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus and/or SAI.

1.	The name of each Fund in the table below is changed in the Prospectus and SAI as follows:
Current name	New name
Oppenheimer Large Cap Revenue ETF	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Mid Cap Revenue ETF	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Small Cap Revenue ETF	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Financials Sector Revenue ETF	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Ultra Dividend Revenue ETF	Oppenheimer S&P Ultra Dividend Revenue ETF

2.	The name of each Underlying Index in the table below is changed in the Prospectus and SAI as follows:
Current Underlying Index	New Underlying Index
OFI Revenue Weighted Large Cap Index™	S&P 500 Revenue-Weighted Index
OFI Revenue Weighted Mid Cap Index™	S&P MidCap 400 Revenue-Weighted Index
OFI Revenue Weighted Small Cap Index™	S&P SmallCap 600 Revenue-Weighted Index
OFI Revenue Weighted Financials Sector Index™	S&P Financials Sector Revenue-Weighted Index
OFI Revenue Weighted Ultra Dividend Index™	S&P 900 Dividend Revenue-Weighted Index

3.	Each section titled “Investment Objective” within the sections titled “The Fund Summaries—Oppenheimer Large Cap Revenue ETF,” “The Fund Summaries—Oppenheimer Mid Cap Revenue ETF,” “The Fund Summaries—Oppenheimer Small Cap Revenue ETF,” “The Fund Summaries—Oppenheimer Financials Sector Revenue ETF” and “The Fund Summaries—Oppenheimer Ultra Dividend Revenue ETF,” are deleted in their entirety and replaced according to the table below:
Fund	Current objective	New objective
Oppenheimer Large Cap Revenue ETF	Oppenheimer Large Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Large Cap Index™ (the “Underlying Index”).	Oppenheimer S&P 500 Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P 500 Revenue-Weighted Index (the “Underlying Index”).
Oppenheimer Mid Cap Revenue ETF	Oppenheimer Mid Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Mid Cap Index™ (the “Underlying Index”).	Oppenheimer S&P MidCap 400 Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P MidCap 400 Revenue-Weighted Index (the “Underlying Index”).
Oppenheimer Small Cap Revenue ETF	Oppenheimer Small Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Small Cap Index™ (the “Underlying Index”).	Oppenheimer S&P SmallCap 600 Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P SmallCap 600 Revenue-Weighted Index (the “Underlying Index”).
Oppenheimer Financials Sector Revenue ETF	Oppenheimer Financials Sector Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Financials Sector Index™ (the “Underlying Index”).	Oppenheimer S&P Financials Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P 500 Financials Sector Revenue-Weighted Index (the “Underlying Index”).
Oppenheimer Ultra Dividend Revenue ETF	Oppenheimer Ultra Dividend Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Ultra Dividend Index™ (the “Underlying Index”).	Oppenheimer S&P Ultra Dividend Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P 900 Dividend Revenue-Weighted Index (the “Underlying Index”).

4.	The second paragraph of the section titled “The Fund Summaries—Oppenheimer Ultra Dividend Revenue ETF—Principal Investment Strategies” is deleted in its entirety and replaced with the following, pursuant to which the Underlying Index will be reconstituted and rebalanced at its next quarterly reconstitution and rebalance date:

The Underlying Index is constructed using a rules-based methodology that starts with the S&P 900® Index (the “Parent Index”) and (1) excludes the top 5% of securities by dividend yield, (2) excludes the top 5% of securities within each sector by dividend payout ratio, (3) selects the top sixty securities by dividend yield and (4) re-weights those securities according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The Underlying Index is reconstituted and rebalanced quarterly according to dividend yields and revenue weightings. The Underlying Index thus contains a subset of the securities in the Parent Index, in different proportions. The Underlying Index is expected to contain between 55 and 65 securities, but this number may change.

5.	The sixth paragraph in each of the sections titled “The Fund Summaries—Oppenheimer Large Cap Revenue ETF—Principal Investment Strategies,” “The Fund Summaries—Oppenheimer Mid Cap Revenue ETF—Principal Investment Strategies,” “The Fund Summaries—Oppenheimer Small Cap Revenue ETF—Principal Investment Strategies,” “The Fund Summaries—Oppenheimer Financials Sector Revenue ETF—Principal Investment Strategies” and “The Fund Summaries—Oppenheimer Ultra Dividend Revenue ETF—Principal Investment Strategies” is deleted in its entirety and replaced by the following:

The Underlying Index is a product of S&P Dow Jones Indices (the “Index Provider“), which is unaffiliated with the Fund and the investment adviser, and has been licensed for use by the Fund’s investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

6.	The seventh paragraph of the section titled “The Fund Summaries—Oppenheimer ESG Revenue ETF—Principal Investment Strategies” is deleted in its entirety and replaced by the following:

The Underlying Index is calculated and maintained by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.

7.	The section titled “The Fund Summaries—Oppenheimer Ultra Dividend Revenue ETF—Principal Risks—Utilities Industry Risk” is deleted in its entirety and replaced by the following:

Utilities Sector Risk The utilities sector includes companies such as electric, gas and water firms and integrated providers. Companies in this sector are subject to significant government regulation and oversight. They may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction, changes in exchange rates, domestic and international competition, and the cost of complying with regulations, among other factors. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

8.	The following is added under the section titled “The Fund Summaries—Oppenheimer Ultra Dividend Revenue ETF—Principal Risks”:

Real Estate Sector Risk The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (REITs), real estate operating companies (REOCs) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Healthcare Sector Risk The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Information technology companies typically rely on patents and intellectual property rights.

9.	The first paragraph of the section titled “The Fund Summaries”—"Oppenheimer Ultra Dividend Revenue ETF”—"The Fund’s Past Performance” is deleted in its entirety and replaced with the following:

The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the Underlying Index, which the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information includes periods during which the methodology employed to construct the Underlying Index was different from the methodology that is currently followed by the Fund and described in the prospectus. During those periods, performance would have been different than if the current methodology had been used to construct the Underlying Index. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.

10.	The first paragraph in the section titled “More About the Funds—Principal Investment Strategies” is deleted in its entirety and replaced by the following:

Most traditional securities indexes and index funds determine the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index. By re-weighting traditional capitalization-weighted securities indexes according to revenue, it may be possible for a revenue- weighted index to outperform the capitalization-weighted index over time. The revenue weighting methodology weights each constituent member of the respective Underlying Index using each constituent security’s 1-year trailing revenue as of the previous quarter as the numerator, and the cumulative revenues of all companies in the Underlying Index as the denominator, subject to certain asset diversification requirements implemented on the last day of each calendar quarter, as necessary, to allow the Funds to qualify as regulated investment companies under the Internal Revenue Code. The S&P 900 Dividend Revenue-Weighted Index selects a subset of dividend yielding securities in the Parent Index and re-weights those securities according to revenue in an attempt to outperform a dividend-neutral, capitalization weighted index over time. The OFI Revenue Weighted ESG Index and the OFI Revenue Weighted Global ESG Index select the companies included in their respective Parent Index with favorable ESG practices and re-weight the subset of securities according to revenue in an attempt to outperform an ESG-neutral, capitalization-weighted index over time. For more information regarding the revenue-weighting methodology, see the section entitled “The Underlying Indexes” in this Prospectus.

11.	The section titled “More About the Funds—Strategies Specific to Each Fund—Oppenheimer Ultra Dividend Revenue ETF” is deleted in its entirety and replaced by the following:

Oppenheimer S&P Ultra Dividend Revenue ETF

Exchange Trading Symbol: RDIV	Cusip Number: 68386C 401

The S&P 900® Index, Oppenheimer S&P Ultra Dividend Revenue ETF’s Parent Index, combines the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large-mid cap universe of the U.S. equity market. The S&P 500® Index is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by S&P Dow Jones Indices LLC. The S&P MidCap® 400 Index is a stock market index comprised of common stock of 400 mid-sized companies selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P 900® Index was approximately $796.065 billion and the smallest market capitalization was approximately $899.17 million. The average market capitalization of companies in the S&P 900® Index on this date was approximately $26.911 billion and the median market capitalization was approximately $9.186 billion. As of September 30, 2017, the largest market capitalization of a company in the S&P 900 Dividend Revenue-Weighted Index was approximately $240.495 billion and the smallest market capitalization was approximately $925.7 million. The average market capitalization of companies in the S&P 900 Dividend Revenue-Weighted Index as of September 30, 2017 was approximately $22.619 billion and the median market capitalization was approximately $6.475 billion.

The S&P 900 Dividend Revenue-Weighted Index is constructed by calculating the average of the 1-year trailing dividend yields for the current quarter and each of the past three quarters for each constituent security of the Parent Index, excluding securities that have issued a special dividend over that time period. Dividend yield is calculated using a stock’s dividend divided by its price. This universe of securities is narrowed through (1) excluding the top 5% of securities by dividend yield, (2) excluding the top 5% of securities within each sector by dividend payout ratio, (3) selecting the top sixty securities by dividend yield and (4) re-weighting those securities according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The number of securities may be less or more than 60 during a quarter if securities are removed from or added to the Parent Index, and therefore the Underlying Index. The methodologies used to construct the Underlying Index changed or will change in June 2016, April 2018, and June 2018. Investment performance of the Fund and the Underlying Index would have been different for periods prior to such changes if the Underlying Index had been consistently constructed using the only methodology described above. In particular, the performance of the Underlying Index for the period through the April 2018 change was higher than if there had never been a methodology change in June 2016. The Index Provider makes publicly available additional information regarding the construction of the Underlying Index over time.

The Fund will concentrate its investments in a particular industry or group of industries, such as the utilities industry, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

The Fund strives to mitigate liquidity risk associated with investments in medium capitalization companies by using an S&P® index as a benchmark index. Though revenue weighting may, during momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P® index, investing in securities included in the benchmark S&P® index helps mitigate the overall liquidity risk because S&P Dow Jones Indices LLC uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.

12.	In the section titled “More About the Funds—Risks Specific to Each Fund” the section titled “Healthcare Sector Risk” is deleted in its entirety and replaced with the following:

Healthcare Sector Risk. (Principal Risk for Oppenheimer S&P 500 Revenue ETF, Oppenheimer S&P SmallCap 600 Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer S&P Ultra Dividend Revenue ETF; Other risk for Oppenheimer S&P MidCap 400 Revenue ETF and Oppenheimer Global Revenue ETF)

The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

13.	In the section titled “More About the Funds—Risks Specific to Each Fund” the section titled “Information Technology Sector Risk” is deleted in its entirety and replaced with the following:

Information Technology Sector Risk. (Principal Risk for Oppenheimer S&P 500 Revenue ETF, Oppenheimer S&P MidCap 400 Revenue ETF, Oppenheimer S&P SmallCap 600 Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer S&P Ultra Dividend Revenue ETF; Other risk for Oppenheimer Global Revenue ETF)

The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.

14.	The following is added to the section titled “More About the Funds—Risks Specific to Each Fund”:

Real Estate Sector Risk. (Principal Risk for Oppenheimer S&P Ultra Dividend Revenue ETF)

The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (REITs), real estate operating companies (REOCs)

and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Investments in real estate securities could cause a Fund to perform poorly during a downturn in that industry.

15.	The section “Utilities Industry Risk” in the section titled “More About the Funds—Other Investment Strategies and Risks” is deleted in its entirety and the following section is added under “More About the Funds—Risks Specific to Each Fund”:

Utilities Sector Risk. (Principal Risk for Oppenheimer S&P Ultra Dividend Revenue ETF; Other Risk for Oppenheimer International Revenue ETF) )

Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities sector may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.

16.	The second paragraph of the section titled “Management of the Funds—The Underlying Indexes” is deleted in its entirety and replaced by the following:

Each Fund (except for Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer Emerging Markets Revenue ETF and Oppenheimer Global Revenue ETF) uses its respective Underlying Index free of charge, in connection with the license that has been provided by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”). S&P Dow Jones Indices serves as the index provider and is responsible for compiling and maintaining each Underlying Index.

17.	The section titled “Management of the Funds—The Underlying Indexes—Disclaimer (All Funds except Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF ” is deleted in its entirety and replaced by the following:

Disclaimer (Oppenheimer S&P 500 Revenue ETF, Oppenheimer S&P MidCap 400 Revenue ETF, Oppenheimer S&P SmallCap 600 Revenue ETF, Oppenheimer S&P Financials Revenue ETF and Oppenheimer S&P Ultra Dividend Revenue ETF

The Underlying Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by the Manager. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Manager. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to the Manager with respect to the Underlying Indexes is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Underlying Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to the Manager or the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Manager or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Underlying Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR

ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE MANAGER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Disclaimer (Oppenheimer ESG Revenue ETF)

The Underlying Index is the exclusive property of the Manager, which has contracted with S&P Dow Jones Indices to calculate and maintain the Underlying Indexes. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates. Neither S&P Dow Jones Indices, Standard & Poor’s Financial Services LLC (“SPFS”), nor any of their affiliates will be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of SPFS and have been licensed for use by S&P Dow Jones Indices and sublicensed for certain purposes by the Manager.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to the Manager with respect to the Underlying Index is the licensing of the S&P 500 Index and certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and the provision of the calculation and maintenance services related to the Underlying Indexes. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund Shares are converted into cash or other redemption mechanics. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES ENTITIES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

18.	Messrs. Freedman, Fossel and Marshall retired from the Board of Trustees on, respectively, August 31, 2016, February 6, 2018 and April 30, 2018. As of December 31, 2016, Jon Fossel did not beneficially own shares in the Funds. As of that same date, he beneficially owned Over $100,000 in Shares of the Supervised Funds.

19.	The first three paragraphs of the section in the SAI titled “Portfolio Transactions and Brokerage Commissions” are deleted in their entirety and replaced by the following:

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

The Manager assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Manager. In some cases, this procedure could have a detrimental effect on the price or volume of a security purchased or sold for the Fund. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

Around the time the Funds rebalance their portfolios to align with their respective benchmark indexes, a Fund may request that one or more of its Authorized Participants (as defined below) engage in certain creation and redemption basket activity (“Rebalance Trades”) to facilitate index tracking in a tax-efficient manner (i.e., to minimize the realization of capital gains). The Trust may take in to account the Authorized Participant’s willingness to engage in Rebalance Trades when it selects broker-dealers to execute trades for the Funds. The Manager also may direct portfolio transactions associated with specific Rebalance Trades to the Authorized Participant that agrees to engage in such Rebalance Trades for that Fund.

You should read this supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

June 4, 2018	PS0000.193